Exhibit 99.2

Capital One Financial Corporation

Financial Supplement

      Third Quarter 2012 (1)(2)

(1)

The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation, and investors should refer to our September 30, 2012 Quarterly Report on Form 10-Q once it is filed with the Securities and Exchange Commission.

(2)

References to ING Direct refer to the business and assets acquired and liabilities assumed in the February 17, 2012 acquisition. References to HSBC refer to the May 1, 2012 transaction in which we acquired substantially all of HSBC’s credit card and private-label credit card business in the United States (“HSBC U.S. card”).

(3)

We use the term “acquired loans” to refer to a limited portion of the credit card loans acquired in the HSBC U.S. card acquisition and the substantial majority of loans acquired in the ING Direct and Chevy Chase Bank (“CCB”) acquisitions, which were recorded at fair value at acquisition and subsequently accounted for based on estimated cash flows expected to be collected over the life of the loans (under the accounting standard formerly known as “SOP 03-3”). Because SOP 03-3 takes into consideration future credit losses expected to be incurred over the life of the loans, there are no charge-offs or an allowance associated with these loans unless the estimated cash flows expected to be collected decrease subsequent to acquisition. In addition, these loans are not classified as delinquent or nonperforming even though the customer may be contractually past due because we expect that we will fully collect the carrying value of these loans. The accounting and classification of these loans may significantly alter some of our reported credit quality metrics. We therefore supplement certain reported credit quality metrics with metrics adjusted to exclude the impact of these acquired loans.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 1: Financial & Statistical Summary—Consolidated (1)(2)(3)

(Dollars in millions, except per share data and as noted) (unaudited)	2012 Q3	2012 Q2	2012 Q1	2011 Q4	2011 Q3
Earnings
Net interest income	$4,646	$4,001	$3,414	$3,182	$3,283
Non-interest income (4) (5)	1,136	1,054	1,521	868	871

Total net revenue (6)	5,782	5,055	4,935	4,050	4,154
Provision for credit losses	1,014	1,677	573	861	622
Marketing expenses	316	334	321	420	312
Operating expenses (7)	2,729	2,808	2,183	2,198	1,985

Income from continuing operations before income taxes	1,723	236	1,858	571	1,235
Income tax provision	535	43	353	160	370

Income from continuing operations, net of tax	1,188	193	1,505	411	865
Loss from discontinued operations, net of tax (4)	(10)	(100)	(102)	(4)	(52)

Net income	1,178	93	1,403	407	813
Dividends and undistributed earnings allocated to participating securities	(5)	(1)	(7)	(26)	—

Net income available to common stockholders	$1,173	$92	$1,396	$381	$813

Common Share Statistics
Basic EPS (8):
Income from continuing operations, net of tax	$2.05	$0.33	$2.94	$0.89	$1.89
Loss from discontinued operations, net of tax	(0.02)	(0.17)	(0.20)	(0.01)	(0.11)

Net income per common share	$2.03	$0.16	$2.74	$0.88	$1.78

Diluted EPS (8):
Income from continuing operations, net of tax	$2.03	$0.33	$2.92	$0.89	$1.88
Loss from discontinued operations, net of tax	(0.02)	(0.17)	(0.20)	(0.01)	(0.11)

Net income per common share	$2.01	$0.16	$2.72	$0.88	$1.77

Weighted average common shares outstanding (in millions):
Basic EPS	578.3	577.7	508.7	456.2	456.0
Diluted EPS	584.1	582.8	513.1	458.5	460.4
Common shares outstanding (period end, in millions)	581.3	580.7	580.2	459.9	459.6
Dividends per common share	$0.05	$0.05	$0.05	$0.05	$0.05
Tangible book value per common share (period end) (9)	40.17	35.67	39.37	34.26	33.56
Balance Sheet (Period End)
Loans held for investment (10)	$203,132	$202,749	$173,822	$135,892	$129,952
Interest-earning assets	270,661	264,331	265,398	179,878	174,307
Total assets	301,989	296,572	294,481	206,019	200,148
Interest-bearing deposits	192,488	193,859	197,254	109,945	110,777
Total deposits	213,255	213,931	216,528	128,226	128,318
Borrowings	38,377	35,874	32,885	39,561	34,315
Stockholders’ equity	39,672	37,192	36,950	29,666	29,378
Balance Sheet (Quarterly Average Balances)
Average loans held for investment (10)	$202,856	$192,632	$152,900	$131,581	$129,043
Average interest-earning assets	266,803	265,019	220,246	176,271	177,531
Average total assets	297,154	295,306	246,384	200,106	201,611
Average interest-bearing deposits	193,700	195,597	151,625	109,914	110,750
Average total deposits	213,323	214,914	170,259	128,450	128,268
Average borrowings	36,451	35,418	35,994	34,811	37,366
Average stockholders’ equity	38,535	37,533	32,982	29,698	29,316
Performance Metrics
Net interest income growth (quarter over quarter)	16%	17%	7%	(3)%	5%
Non-interest income growth (quarter over quarter)	8	(31)	75	—	2
Total net revenue growth (quarter over quarter)	14	2	22	(3)	4
Total net revenue margin (11)	8.67	7.63	8.96	9.19	9.36
Net interest margin (12)	6.97	6.04	6.20	7.22	7.40
Return on average assets (13)	1.60	0.26	2.44	0.82	1.72
Return on average total stockholders’ equity (14)	12.33	2.06	18.25	5.54	11.80
Return on average tangible common equity (15)	21.48	3.53	31.60	10.43	22.58
Non-interest expense as a % of average loans held for investment (16)	6.00	6.52	6.55	7.96	7.12
Efficiency ratio (17)	52.66	62.16	50.74	64.64	55.30
Effective income tax rate	31.1	18.2	19.0	28.0	30.0
Full-time equivalent employees (in thousands), period end	37.6	37.4	34.2	30.5	29.5
Credit Quality Metrics (10) (18)
Allowance for loan and lease losses	$5,154	$4,998	$4,060	$4,250	$4,280
Allowance as a % of loans held for investment	2.54%	2.47%	2.34%	3.13%	3.29%
Allowance as a % of loans held for investment (excluding acquired loans)	3.11	3.08	3.08	3.22	3.40
Net charge-offs	$887	$738	$780	$884	$812
Net charge-off rate (19)	1.75%	1.53%	2.04%	2.69%	2.52%
Net charge-off rate (excluding acquired loans) (19)	2.18	1.96	2.40	2.79	2.62
30+ day performing delinquency rate	2.54	2.06	2.23	3.35	3.13
30+ day performing delinquency rate (excluding acquired loans)	3.15	2.59	2.96	3.47	3.25
30+ day delinquency rate (20)	**	2.43	2.69	3.95	3.81
30+ day delinquency rate (excluding acquired loans) (20)	**	3.06	3.57	4.09	3.95
Capital Ratios (21)
Tier 1 common ratio (22)	10.7%	9.9%	11.9%	9.7%	10.0%
Tier 1 risk-based capital ratio (23)	12.7	11.6	13.9	12.0	12.4
Total risk-based capital ratio (24)	15.0	14.0	16.5	14.9	15.4
Tangible common equity (“TCE”) ratio (25)	8.2	7.4	8.2	8.2	8.3

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 2: Notes to Consolidated Financial & Statistical Summary (Table 1)

(1)	Certain prior period amounts have been reclassified to conform to the current period presentation.

(2)

Results for Q2 2012 and thereafter include the impact of the May 1, 2012 closing of the HSBC transaction, which resulted in the addition of approximately $28.2 billion in credit card receivables at closing.

(3)

Results for Q1 2012 and thereafter include the impact of the February 17, 2012 acquisition of ING Direct, which resulted in the addition of loans of $40.4 billion, other assets of $53.9 billion and deposits of $84.4 billion at acquisition.

(4)

We did not record a provision for repurchase losses in Q3 2012. We recorded a provision for repurchase losses of $180 million in Q2 2012, $169 million in Q1 2012, $59 million in Q4 2011 and $72 million in Q3 2011. The majority of the provision for repurchase losses is generally included net of tax in discontinued operations, with the remaining amount included pre-tax in non-interest income. The mortgage representation and warranty reserve decreased to $919 million as of September 30, 2012, from $1.0 billion as of June 30, 2012, due to the settlement of claims in Q3 2012 totaling $83 million.

(5)	Includes a bargain purchase gain of $594 million recognized in earnings in Q1 2012 attributable to the February 17, 2012 acquisition of ING Direct.

(6)

Total net revenue was reduced by $185 million in Q3 2012, $311 million in Q2 2012, $123 million in Q1 2012, $130 million in Q4 2011 and $24 million in Q3 2011, for the estimated uncollectible amount of billed finance charges and fees. Premium amortization related to the HSBC U.S. card and ING Direct acquisitions reduced revenue by $133 million for Q3 2012, $104 million in Q2 2012, and $30 million in Q1 2012.

(7)

Includes merger-related expenses, including transaction costs, attributable to acquisitions of $48 million in Q3 2012, $133 million in Q2 2012, $86 million in Q1 2012, $27 million in Q4 2011, and $18 million in Q3 2011. Also includes intangible amortization expense related to purchased credit card relationships (“PCCR”) from the HSBC U.S. card acquisition of $127 million in Q3 2012 and $85 million in Q2 2012. Other asset and intangible amortization expense related to the HSBC U.S. Card and ING Direct acquisitions totaled $42 million in Q3 2012, $41 million in Q2 2012, and $16 million in Q1 2012.

(8)	Earnings per share is computed independently for each period. Accordingly, the sum of the quarterly earnings per share amounts may not agree to the year-to-date amounts.

(9)

Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See “Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for the calculation of tangible common equity.

(10)	See “Table 12: Notes to Loan and Business Segment Disclosures (Tables 6 — 11)” for information on acquired loans accounted for based on estimated cash flows expected to be collected.

(11)	Calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.

(12)	Calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.

(13)	Calculated based on annualized income from continuing operations, net of tax, for the period divided by average total assets for the period.

(14)	Calculated based on annualized income from continuing operations, net of tax, for the period divided by average stockholders’ equity for the period.

(15)	Calculated based on annualized income from continuing operations, net of tax, for the period divided by average tangible common equity for the period.

(16)	Calculated based on annualized non-interest expense for the period divided by average loans held for investment for the period.

(17)	Calculated based on non-interest expense, excluding goodwill impairment charges, for the period divided by total net revenue for the period.

(18)

Loans acquired as part of the HSBC U.S. card, ING Direct and CCB acquisitions classified as held for investment are included in the denominator used in calculating our reported credit quality metrics. We supplement certain reported credit quality metrics with metrics adjusted to exclude from the denominator acquired loans accounted for based on estimated expected cash flows to be collected (formerly SOP 03-3). See “Table 7: Loan Information and Performance Statistics (Excluding Acquired Loans)” for additional information.

(19)	Calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.

(20)	The 30+ day total delinquency rate as of the end of Q3 2012 will be provided in the September 30, 2012 Quarterly Report on Form 10-Q.

(21)	Regulatory capital ratios as of the end of Q3 2012 are preliminary and therefore subject to change.

(22)

Tier 1 common ratio is a regulatory capital measure calculated based on Tier 1 common capital divided by risk-weighted assets. See “Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for the calculation of this ratio.

(23)

Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets. See “Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for the calculation of this ratio.

(24)

Total risk-based capital ratio is a regulatory capital measure calculated based on total risk-based capital divided by risk-weighted assets. See “Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for the calculation of this ratio.

(25)

TCE ratio is a non-GAAP measure calculated based on tangible common equity divided by tangible assets. See “Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for the calculation of this ratio and non-GAAP reconciliation.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 3: Consolidated Statements of Income

	Three Months Ended			Nine Months Ended
(Dollars in millions, except per share data) (unaudited)	September 30, 2012	June 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011
Interest income:
Loans held for investment	$4,901	$4,255	$3,550	$12,811	$10,334
Investment securities	335	335	264	968	893
Other	18	26	21	70	59

Total interest income	5,254	4,616	3,835	13,849	11,286

Interest expense:
Deposits	371	373	294	1,055	923
Securitized debt obligations	64	69	89	213	342
Senior and subordinated notes	85	87	84	260	211
Other borrowings	88	86	85	260	251

Total interest expense	608	615	552	1,788	1,727

Net interest income	4,646	4,001	3,283	12,061	9,559
Provision for credit losses	1,014	1,677	622	3,264	1,499

Net interest income after provision for credit losses	3,632	2,324	2,661	8,797	8,060

Non-interest income:
Service charges and other customer-related fees	557	539	542	1,511	1,527
Interchange fees, net	452	408	321	1,188	972
Net other-than-temporary impairment losses recognized in earnings	(13)	(13)	(6)	(40)	(15)
Bargain purchase gain (1)	—	—	—	594	—
Other	140	120	14	458	186

Total non-interest income	1,136	1,054	871	3,711	2,670

Non-interest expense:
Salaries and associate benefits	1,002	971	750	2,837	2,206
Marketing	316	334	312	971	917
Communications and data processing	198	203	178	573	504
Supplies and equipment	209	178	143	534	402
Occupancy	145	145	122	413	359
Merger-related expenses	48	133	18	267	18
Other	1,127	1,178	774	3,096	2,308

Total non-interest expense	3,045	3,142	2,297	8,691	6,714

Income from continuing operations before income taxes	1,723	236	1,235	3,817	4,016
Income tax provision	535	43	370	931	1,174

Income from continuing operations, net of tax	1,188	193	865	2,886	2,842
Loss from discontinued operations, net of tax	(10)	(100)	(52)	(212)	(102)

Net income	1,178	93	813	2,674	2,740
Dividends and undistributed earnings allocated to participating securities	(5)	(1)	—	(12)	—

Net income available to common stockholders	$1,173	$92	$813	$2,662	$2,740

Basic earnings per common share:
Income from continuing operations	$2.05	$0.33	$1.89	$5.18	$6.24
Loss from discontinued operations	(0.02)	(0.17)	(0.11)	(0.38)	(0.22)

Net income per basic common share	$2.03	$0.16	$1.78	$4.80	$6.02

Diluted earnings per common share:
Income from continuing operations	$2.03	$0.33	$1.88	$5.13	$6.17
Loss from discontinued operations	(0.02)	(0.17)	(0.11)	(0.38)	(0.22)

Net income per diluted common share	$2.01	$0.16	$1.77	$4.75	$5.95

Weighted average common shares outstanding (in millions):
Basic EPS	578.3	577.7	456.0	555.0	455.2
Diluted EPS	584.1	582.8	460.4	560.1	461.0
Dividends paid per common share	$0.05	$0.05	$0.05	$0.15	$0.15

(1)	Represents the excess of the fair value of the net assets acquired in the ING Direct acquisition as of the acquisition date of February 17, 2012 over the consideration transferred.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 4: Consolidated Balance Sheets

(Dollars in millions)(unaudited)	September 30, 2012	June 30, 2012	December 31, 2011	September 30, 2011
Assets:
Cash and due from banks	$1,855	$2,297	$2,097	$1,794
Interest-bearing deposits with banks	3,860	3,352	3,399	3,238
Federal funds sold and securities purchased under agreements to resell	254	330	342	1,326

Cash and cash equivalents	5,969	5,979	5,838	6,358
Restricted cash for securitization investors	760	370	791	984
Securities available for sale, at fair value	61,464	55,289	38,759	38,400
Loans held for investment:
Unsecuritized loans held for investment	159,219	158,680	88,242	83,010
Restricted loans for securitization investors	43,913	44,069	47,650	46,942

Total loans held for investment	203,132	202,749	135,892	129,952
Less: Allowance for loan and lease losses	(5,154)	(4,998)	(4,250)	(4,280)

Net loans held for investment	197,978	197,751	131,642	125,672
Loans held for sale, at lower-of-cost-or-fair-value	187	1,047	201	312
Accounts receivable from securitizations	166	96	94	101
Premises and equipment, net	3,519	3,556	2,748	2,785
Interest receivable	1,614	1,623	1,029	958
Goodwill	13,901	13,864	13,592	13,593
Other	16,431	16,997	11,325	10,985

Total assets	$301,989	$296,572	$206,019	$200,148

Liabilities:
Interest payable	$368	$462	$466	$401
Customer deposits:
Non-interest bearing deposits	20,767	20,072	18,281	17,541
Interest-bearing deposits	192,488	193,859	109,945	110,777

Total customer deposits	213,255	213,931	128,226	128,318
Securitized debt obligations	12,686	13,608	16,527	17,120
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	967	1,101	1,464	1,441
Senior and subordinated notes	11,756	12,079	11,034	11,051
Other borrowings	12,968	9,086	10,536	4,703

Total other debt	25,691	22,266	23,034	17,195
Other liabilities	10,317	9,113	8,100	7,736

Total liabilities	262,317	259,380	176,353	170,770

Stockholders’ equity:
Preferred stock	853	—	—	—
Common stock	6	6	5	5
Paid-in capital, net	25,265	25,217	19,274	19,234
Retained earnings and accumulated other comprehensive income	16,835	15,255	13,631	13,382
Treasury stock, at cost	(3,287)	(3,286)	(3,244)	(3,243)

Total stockholders’ equity	39,672	37,192	29,666	29,378

Total liabilities and stockholders’ equity	$301,989	$296,572	$206,019	$200,148

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 5: Average Balances, Net Interest Income and Net Interest Margin

	2012 Q3			2012 Q2			2011 Q3
(Dollars in millions) (unaudited)	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-earning assets:
Loans held for investment	$202,856	$4,901	9.66%	$192,632	$4,255	8.84%	$129,043	$3,550	11.00%
Investment securities	57,928	335	2.31	56,972	335	2.35	37,189	264	2.84
Cash equivalents and other	6,019	18	1.20	15,415	26	0.67	11,299	21	0.74

Total interest-earning assets	$266,803	$5,254	7.88%	$265,019	$4,616	6.97%	$177,531	$3,835	8.64%

Interest-bearing liabilities:
Interest-bearing deposits
NOW accounts	$36,965	$61	0.66%	$35,783	$56	0.63%	$12,602	$9	0.29%
Money market deposit accounts	107,340	189	0.70	108,401	190	0.70	47,483	100	0.84
Savings accounts	29,963	21	0.28	31,379	25	0.32	30,944	56	0.72
CD’s of $100,000 or more	4,838	35	2.89	5,030	35	2.78	5,407	43	3.18
Other consumer time deposits	12,878	63	1.96	13,658	65	1.90	13,530	84	2.48
Public fund CD’s of $100,000 or more	68	1	5.88	75	1	5.33	92	1	4.35
Foreign time deposits	1,648	1	0.24	1,271	1	0.31	692	1	0.58

Total interest-bearing deposits	193,700	371	0.77	195,597	373	0.76	110,750	294	1.06
Securitized debt obligations	13,331	64	1.92	14,948	69	1.85	18,478	89	1.93
Senior and subordinated notes	11,035	85	3.08	11,213	87	3.10	10,519	84	3.19
Other borrowings	12,085	88	2.91	9,257	86	3.72	8,369	85	4.06

Total interest-bearing liabilities	$230,151	$608	1.06%	$231,015	$615	1.06%	$148,116	$552	1.49%

Net interest income/spread		$4,646	6.82%		$4,001	5.91%		$3,283	7.15%

Impact of non-interest bearing funding			0.15			0.13			0.25

Net interest margin			6.97%			6.04%			7.40%

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 6: Loan Information and Performance Statistics (1)(2)(3)

(Dollars in millions)(unaudited)	2012 Q3	2012 Q2	2012 Q1	2011 Q4	2011 Q3
Period-end Loans Held For Investment
Credit card:
Domestic credit card	$80,621	$80,798	$53,173	$56,609	$53,820
International credit card	8,412	8,116	8,303	8,466	8,210

Total credit card	89,033	88,914	61,476	65,075	62,030

Consumer banking:
Automobile	26,434	25,251	23,568	21,779	20,422
Home loan	46,275	48,224	49,550	10,433	10,916
Retail banking	4,029	4,140	4,182	4,103	4,014

Total consumer banking	76,738	77,615	77,300	36,315	35,352

Commercial banking: (4)
Commercial and multifamily real estate	16,963	16,254	15,702	15,736	14,660
Commercial and industrial	18,965	18,467	17,761	17,088	16,145

Total commercial lending	35,928	34,721	33,463	32,824	30,805
Small-ticket commercial real estate	1,281	1,335	1,443	1,503	1,571

Total commercial banking	37,209	36,056	34,906	34,327	32,376

Other loans	152	164	140	175	194

Total	$203,132	$202,749	$173,822	$135,892	$129,952

Average Loans Held For Investment
Credit card:
Domestic credit card	$80,502	$71,468	$54,131	$54,403	$53,668
International credit card	8,154	8,194	8,301	8,361	8,703

Total credit card	88,656	79,662	62,432	62,764	62,371

Consumer banking:
Automobile	25,923	24,487	22,582	21,101	19,757
Home loan	47,262	48,966	29,502	10,683	11,126
Retail banking	4,086	4,153	4,179	4,007	3,979

Total consumer banking	77,271	77,606	56,263	35,791	34,862

Commercial banking: (4)
Commercial and multifamily real estate	16,654	15,838	15,514	14,920	14,291
Commercial and industrial	18,817	18,001	17,038	16,376	15,726

Total commercial lending	35,471	33,839	32,552	31,296	30,017
Small-ticket commercial real estate	1,296	1,388	1,480	1,547	1,598

Total commercial banking	36,767	35,227	34,032	32,843	31,615

Other loans	162	137	173	183	195

Total	$202,856	$192,632	$152,900	$131,581	$129,043

Net Charge-off Rates(7)
Credit card:
Domestic credit card	3.04%	2.86%	3.92%	4.07%	3.92%
International credit card	4.95	5.49	5.52	5.77	6.15

Total credit card	3.22	3.13	4.14	4.30	4.23

Consumer Banking:
Automobile	1.79	1.11	1.41	2.07	1.69
Home loan	0.28	0.09	0.20	0.90	0.53
Retail banking	1.20	1.27	1.39	1.44	1.67

Total consumer banking	0.83	0.48	0.77	1.65	1.32

Commercial banking: (4)
Commercial and multifamily real estate	(0.05)	0.18	0.09	0.75	0.11
Commercial and industrial	—	0.10	(0.08)	0.21	0.42

Total commercial lending	(0.03)	0.14	—	0.47	0.27
Small-ticket commercial real estate	0.79	1.46	4.24	3.73	2.19

Total commercial banking	—	0.19	0.19	0.62	0.37

Other loans	30.11	18.04	23.30	24.08	15.28

Total	1.75%	1.53%	2.04%	2.69%	2.52%

30+ Day Performing Delinquency Rates(7)
Credit card:
Domestic credit card	3.52%	2.79%	3.25%	3.66%	3.65%
International credit card	4.92	4.84	5.14	5.18	5.35

Total credit card	3.65%	2.97%	3.51%	3.86%	3.87%

Consumer Banking:
Automobile	6.12%	5.20%	4.87%	6.88%	6.34%
Home loan	0.15	0.15	0.15	0.89	0.78
Retail banking	0.73	0.69	0.80	0.83	0.89

Total consumer banking	2.23%	1.82%	1.63%	4.47%	4.01%

Nonperforming Asset Rates (5)(6)(7)
Consumer banking:
Automobile	0.52%	0.41%	0.32%	0.58%	0.53%
Home loan	0.98	0.94	0.94	4.58	4.74
Retail banking	2.25	2.21	2.25	2.50	2.37

Total consumer banking	0.89%	0.83%	0.82%	1.94%	2.04%

Commercial banking: (4)
Commercial and multifamily real estate	1.04%	1.28%	1.55%	1.40%	2.12%
Commercial and industrial	0.68	0.81	0.69	0.80	1.00

Total commercial lending	0.85%	1.03%	1.09%	1.09%	1.53%
Small-ticket commercial real estate	1.49	1.25	4.35	2.86	1.58

Total commercial banking	0.87%	1.04%	1.23%	1.17%	1.54%

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 7: Loan Information and Performance Statistics (Excluding Acquired Loans) (1)(2)(3)(7)

	2012	2012	2012	2011	2011
(Dollars in millions)(unaudited)	Q3	Q2	Q1	Q4	Q3
Period-end Loans Held For Investment (Excluding Acquired Loans)
Credit card:
Domestic credit card	$80,250	$80,269	$53,173	$56,609	$53,820
International credit card	8,412	8,116	8,303	8,466	8,210

Total credit card	88,662	88,385	61,476	65,075	62,030

Consumer banking:
Automobile	26,411	25,221	23,530	21,732	20,366
Home loan	7,719	7,582	6,967	6,321	6,634
Retail banking	3,990	4,099	4,142	4,058	3,969

Total consumer banking	38,120	36,902	34,639	32,111	30,969

Commercial banking: (4)
Commercial and multifamily real estate	16,800	16,064	15,490	15,573	14,496
Commercial and industrial	18,729	18,226	17,503	16,770	15,820

Total commercial lending	35,529	34,290	32,993	32,343	30,316
Small-ticket commercial real estate	1,281	1,335	1,443	1,503	1,571

Total commercial banking	36,810	35,625	34,436	33,846	31,887

Other loans	152	164	140	175	194

Total	$163,744	$161,076	$130,691	$131,207	$125,080

Average Loans Held For Investment (Excluding Acquired Loans)
Credit card:
Domestic credit card	$80,079	$71,080	$54,131	$54,403	$53,668
International credit card	8,154	8,194	8,301	8,361	8,703

Total credit card	88,233	79,274	62,432	62,764	62,371

Consumer banking:
Automobile	25,897	24,454	22,540	21,049	19,692
Home loan	7,996	7,686	6,994	6,483	6,759
Retail banking	4,046	4,110	4,136	3,962	3,933

Total consumer banking	37,939	36,250	33,670	31,494	30,384

Commercial banking: (4)
Commercial and multifamily real estate	16,489	15,646	15,328	14,757	14,101
Commercial and industrial	18,579	17,755	16,750	16,055	15,396

Total commercial lending	35,068	33,401	32,078	30,812	29,497
Small-ticket commercial real estate	1,296	1,388	1,480	1,547	1,598

Total commercial banking	36,364	34,789	33,558	32,359	31,095

Other loans	162	137	173	183	195

Total	$162,698	$150,450	$129,833	$126,800	$124,045

Net Charge-off Rates (Excluding Acquired Loans)
Credit card:
Domestic credit card	3.06%	2.87%	3.92%	4.07%	3.92%
International credit card	4.95	5.49	5.52	5.77	6.15

Total credit card	3.23	3.14	4.14	4.30	4.23

Consumer Banking:
Automobile	1.79	1.11	1.41	2.07	1.69
Home loan	1.65	0.60	0.82	1.48	0.87
Retail banking	1.22	1.29	1.40	1.46	1.69

Total consumer banking	1.70	1.02	1.29	1.87	1.51

Commercial banking: (4)
Commercial and multifamily real estate	(0.05)	0.18	0.09	0.76	0.11
Commercial and industrial	—	0.10	(0.08)	0.22	0.43

Total commercial lending	(0.03)	0.14	0.01	0.48	0.28

Small-ticket commercial real estate	0.79	1.46	4.24	3.73	2.19
Total commercial banking	—	0.19	0.19	0.63	0.38

Other loans	30.11	18.04	23.30	24.08	15.28

Total	2.18%	1.96%	2.40%	2.79%	2.62%

30+ Day Performing Delinquency Rates (Excluding Acquired Loans)
Credit card:
Domestic credit card	3.53%	2.81%	3.25%	3.66%	3.65%
International credit card	4.92	4.84	5.14	5.18	5.35

Total credit card	3.67%	2.99%	3.51%	3.86%	3.87%

Consumer Banking:
Automobile	6.12%	5.20%	4.88%	6.90%	6.36%
Home loan	0.89	0.93	1.10	1.47	1.28
Retail banking	0.74	0.70	0.81	0.84	0.90

Total consumer banking	4.50%	3.82%	3.63%	5.06%	4.57%

Nonperforming Asset Rates (Excluding Acquired Loans) (5)(6)
Consumer banking:
Automobile	0.52%	0.41%	0.32%	0.58%	0.53%
Home loan	5.85	5.96	6.66	7.55	7.80
Retail banking	2.27	2.24	2.28	2.52	2.40

Total consumer banking	1.78%	1.75%	1.83%	2.20%	2.33%

Commercial banking: (4)
Commercial and multifamily real estate	1.05%	1.29%	1.57%	1.42%	2.14%
Commercial and industrial	0.69	0.82	0.70	0.81	1.02

Total commercial lending	0.86	1.04	1.11	1.10	1.56
Small-ticket commercial real estate	1.49	1.25	4.35	2.86	1.58

Total commercial banking	0.88%	1.05%	1.25%	1.18%	1.56%

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 8: Financial & Statistical Summary—Credit Card Business (2)

	2012	2012	2012	2011	2011
(Dollars in millions) (unaudited)	Q3	Q2	Q1	Q4	Q3
Credit Card
Earnings:
Net interest income	$2,991	$2,350	$1,992	$1,949	$2,042
Non-interest income	826	771	598	638	678

Total net revenue	3,817	3,121	2,590	2,587	2,720
Provision for credit losses	892	1,711	458	600	511
Non-interest expense	1,790	1,863	1,268	1,431	1,188

Income (loss) from continuing operations before taxes	1,135	(453)	864	556	1,021
Income tax provision (benefit)	394	(156)	298	203	358

Income (loss) from continuing operations, net of tax	$741	$(297)	$566	$353	$663

Selected performance metrics:
Period-end loans held for investment	$89,033	$88,914	$61,476	$65,075	$62,030
Average loans held for investment	88,656	79,662	62,432	62,764	62,371
Average yield on loans held for investment	15.03%	13.42%	14.41%	14.12%	14.84%
Total net revenue margin	17.22	15.67	16.59	16.49	17.44
Net charge-off rate(7)	3.22	3.13	4.14	4.30	4.23
30+ day delinquency rate(7)	3.65	2.97	3.51	3.86	3.87
Purchase volume (8)	$48,020	$45,228	$34,498	$38,179	$34,918
Domestic Card
Earnings:
Net interest income	$2,715	$2,118	$1,713	$1,706	$1,753
Non-interest income	722	708	497	613	588

Total net revenue	3,437	2,826	2,210	2,319	2,341
Provision for credit losses	811	1,600	361	519	381
Non-interest expense	1,584	1,634	1,052	1,183	972

Income (loss) from continuing operations before taxes	1,042	(408)	797	617	988
Income tax provision (benefit)	369	(144)	282	222	351

Income (loss) from continuing operations, net of tax	$673	$(264)	$515	$395	$637

Selected performance metrics:
Period-end loans held for investment	$80,621	$80,798	$53,173	$56,609	$53,820
Average loans held for investment	80,502	71,468	54,131	54,403	53,668
Average yield on loans held for investment	14.88%	13.33%	14.11%	14.05%	14.62%
Total net revenue margin	17.08	15.82	16.33	17.05	17.45
Net charge-off rate(7)	3.04	2.86	3.92	4.07	3.92
30+ day delinquency rate(7)	3.52	2.79	3.25	3.66	3.65
Purchase volume (8)	$44,552	$41,807	$31,417	$34,586	$31,686
International Card
Earnings:
Net interest income	$276	$232	$279	$243	$289
Non-interest income	104	63	101	25	90

Total net revenue	380	295	380	268	379
Provision for credit losses	81	111	97	81	130
Non-interest expense	206	229	216	248	216

Income (loss) from continuing operations before taxes	93	(45)	67	(61)	33
Income tax provision (benefit)	25	(12)	16	(19)	7

Income (loss) from continuing operations, net of tax	$68	$(33)	$51	$(42)	$26

Selected performance metrics:
Period-end loans held for investment	$8,412	$8,116	$8,303	$8,466	$8,210
Average loans held for investment	8,154	8,194	8,301	8,361	8,703
Average yield on loans held for investment	16.47%	14.18%	16.38%	14.57%	16.24%
Total net revenue margin	18.64	14.40	18.31	12.82	17.42
Net charge-off rate	4.95	5.49	5.52	5.77	6.15
30+ day delinquency rate	4.92	4.84	5.14	5.18	5.35
Purchase volume (8)	$3,468	$3,421	$3,081	$3,593	$3,232

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 9: Financial & Statistical Summary—Consumer Banking Business (3)

(Dollars in millions) (unaudited)	2012 Q3	2012 Q2	2012 Q1	2011 Q4	2011 Q3
Consumer Banking
Earnings:
Net interest income	$1,501	$1,496	$1,288	$1,105	$1,097
Non-interest income	260	185	176	152	188

Total net revenue	1,761	1,681	1,464	1,257	1,285
Provision for credit losses	202	44	174	180	136
Non-interest expense	977	959	943	893	853

Income from continuing operations before taxes	582	678	347	184	296
Income tax provision	206	240	123	67	106

Income from continuing operations, net of tax	$376	$438	$224	$117	$190

Selected performance metrics:
Period-end loans held for investment	$76,738	$77,615	$77,300	$36,315	$35,352
Average loans held for investment	77,271	77,606	56,263	35,791	34,862
Average yield on loans held for investment	6.05%	6.17%	7.20%	9.46%	9.83%
Auto loan originations	$3,905	$4,306	$4,270	$3,586	$3,409
Period-end deposits	173,100	173,966	176,007	88,540	88,589
Average deposits	173,334	174,416	129,915	88,390	88,266
Deposit interest expense rate	0.71%	0.70%	0.73%	0.84%	0.95%
Core deposit intangible amortization	$41	$42	$37	$31	$32
Net charge-off rate(7)	0.83%	0.48%	0.77%	1.65%	1.32%
30+ day performing delinquency rate(7)	2.23	1.82	1.63	4.47	4.01
30+ day delinquency rate (7)(9)	**	2.47	2.25	5.99	5.57
Nonperforming loan rate (5)(7)	0.84	0.79	0.77	1.79	1.88
Nonperforming asset rate (5)(7)	0.89	0.83	0.82	1.94	2.04
Period-end loans serviced for others	$15,659	$16,108	$17,586	$17,998	$18,624

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 10: Financial & Statistical Summary—Commercial Banking Business (3)

	2012	2012	2012	2011	2011
(Dollars in millions) (unaudited)	Q3	Q2	Q1	Q4	Q3
Commercial Banking (4)(11)
Earnings:
Net interest income	$432	$427	$431	$425	$407
Non-interest income	87	82	85	87	63

Total net revenue	519	509	516	512	470
Provision for credit losses	(87)	(94)	(69)	76	(10)
Non-interest expense	253	251	261	254	237

Income from continuing operations before taxes	353	352	324	182	243
Income tax provision	125	124	114	65	86

Income from continuing operations, net of tax	$228	$228	$210	$117	$157

Selected performance metrics:
Period-end loans held for investment	$37,209	$36,056	$34,906	$34,327	$32,376
Average loans held for investment	36,767	35,227	34,032	32,843	31,615
Average yield on loans held for investment	4.14%	4.27%	4.47%	4.70%	4.71%
Period-end deposits	$28,670	$27,784	$28,046	$26,683	$25,376
Average deposits	28,063	27,943	27,569	26,185	25,321
Deposit interest expense rate	0.31%	0.33%	0.37%	0.42%	0.47%
Core deposit intangible amortization	$8	$9	$9	$9	$10
Net charge-off rate(7)	—%	0.19%	0.19%	0.62%	0.37%
Nonperforming loan rate (5)(7)	0.82	0.99	1.15	1.08	1.42
Nonperforming asset rate (5)(7)	0.87	1.04	1.23	1.17	1.54

Risk category: (10)
Noncriticized	$35,112	$33,745	$32,339	$31,617	$29,636
Criticized performing	1,394	1,524	1,695	1,857	1,790
Criticized nonperforming	305	356	402	372	459

Total risk-rated loans	36,811	35,625	34,436	33,846	31,885
Acquired commercial loans	398	431	470	481	491

Total commercial loans	$37,209	$36,056	$34,906	$34,327	$32,376

% of period-end held for investment commercial loans:
Noncriticized	94.4%	93.6%	92.6%	92.1%	91.6%
Criticized performing	3.7	4.2	4.9	5.4	5.5
Criticized nonperforming	0.8	1.0	1.2	1.1	1.4

Total risk-rated loans	98.9	98.8	98.7	98.6	98.5
Acquired commercial loans	1.1	1.2	1.3	1.4	1.5

Total commercial loans	100.0%	100.0%	100.0%	100.0%	100.0%

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 11: Financial & Statistical Summary—Other and Total (2)(3)

	2012	2012	2012	2011	2011
(Dollars in millions) (unaudited)	Q3	Q2	Q1	Q4	Q3
Other (4)
Earnings:
Net interest expense	$(278)	$(272)	$(297)	$(297)	$(263)
Non-interest income	(37)	16	662	(9)	(58)

Total net revenue	(315)	(256)	365	(306)	(321)
Provision for credit losses	7	16	10	5	(15)
Non-interest expense	25	69	32	40	19

Income (loss) from continuing operations before taxes	(347)	(341)	323	(351)	(325)
Income tax benefit	(190)	(165)	(182)	(175)	(180)

Income (loss) from continuing operations, net of tax	$(157)	$(176)	$505	$(176)	$(145)

Selected performance metrics:
Period-end loans held for investment	$152	$164	$140	$175	$194
Average loans held for investment	162	137	173	183	195
Period-end deposits	11,485	12,181	12,475	13,003	14,353
Average deposits	11,926	12,555	12,775	13,875	14,681
Total
Earnings:
Net interest income	$4,646	$4,001	$3,414	$3,182	$3,283
Non-interest income	1,136	1,054	1,521	868	871

Total net revenue	5,782	5,055	4,935	4,050	4,154
Provision for credit losses	1,014	1,677	573	861	622
Non-interest expense	3,045	3,142	2,504	2,618	2,297

Income from continuing operations before taxes	1,723	236	1,858	571	1,235
Income tax provision	535	43	353	160	370

Income from continuing operations, net of tax	$1,188	$193	$1,505	$411	$865

Selected performance metrics:
Period-end loans held for investment	$203,132	$202,749	$173,822	$135,892	$129,952
Average loans held for investment	202,856	192,632	152,900	131,581	129,043
Period-end deposits	213,255	213,931	216,528	128,226	128,318
Average deposits	213,323	214,914	170,259	128,450	128,268

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 12: Notes to Loan and Business Segment Disclosures (Tables 6—11)

(1)	Certain prior period amounts have been reclassified to conform to the current period presentation.

(2)

Results for Q2 2012 and thereafter include the impact of the May 1, 2012 closing of the HSBC transaction, which resulted in the addition of approximately $28.2 billion in credit card receivables at closing.

(3)

Results for Q1 2012 and thereafter include the impact of the February 17, 2012 acquisition of ING Direct, which resulted in the addition of loans of $40.4 billion, other assets of $53.9 billion and deposits of $84.4 billion at acquisition.

(4)

In Q1 2012, we re-aligned the products within our Commercial Banking segment to reflect the business operations by product rather than by customer type. As a result of this re-alignment, we now report three product categories: commercial and multifamily real estate, commercial and industrial loans and small-ticket commercial real estate. Middle market and specialty lending related products are included in commercial and industrial loans. All tax-related commercial real estate investments, some of which were previously included in the “Other” segment, are now included in the commercial and multifamily real estate category of our Commercial Banking segment. Prior period amounts have been recast to conform to the current period presentation.

(5)

Nonperforming assets consist of nonperforming loans, real estate owned (“REO”) and other foreclosed assets. The nonperforming asset ratios are calculated based on nonperforming assets for each category divided by the combined period-end total of loans held for investment, REO and other foreclosed assets for each respective category.

(6)

As permitted by regulatory guidance, our policy is generally to exempt delinquent credit card loans from being classified as nonperforming. We continue to accrue finance charges and fees on credit card loans until the loan is charged off, typically when the account becomes 180 days past due. Revenue is reduced each period by the amount of estimated uncollectible billed finance charges and fees.

(7)

Loans acquired as part of the HSBC U.S. card, ING Direct and CCB acquisitions are included in the denominator used in calculating the credit quality metrics presented in Tables 6, 8, 9, and 10. These metrics, adjusted to exclude from the denominator acquired loans accounted for based on estimated cash flows expected to be collected over the life of the loans (formerly SOP 03-3), are presented in Table 7. The table below presents amounts related to these acquired loans.

(Dollars in millions) (unaudited)	2012 Q3	2012 Q2	2012 Q1	2011 Q4	2011 Q3
Acquired loans accounted for under SOP 03-3:
Period-end unpaid principal balance	$40,749	$43,333	$44,798	$5,751	$6,021
Period-end loans held for investment	39,388	41,673	43,131	4,685	4,873
Average loans held for investment	40,158	42,182	23,067	4,781	4,998

(8)	Includes credit card purchase transactions net of returns. Excludes cash advance transactions.

(9)	The 30+ day total delinquency rate as of the end of Q3 2012 will be provided in the September 30, 2012 Quarterly Report on Form 10-Q.

(10)	Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.

(11)

Because some of our tax-related commercial investments generate tax-exempt income or tax credits, we make certain reclassifications within our Commercial Banking business results to present revenues on a taxable-equivalent basis, calculated assuming an effective tax rate approximately equal to our federal statutory tax rate of 35%.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures

In addition to disclosing required regulatory capital measures, we also report certain non-GAAP capital measures that management uses in assessing its capital adequacy. These non-GAAP measures include average tangible common equity, tangible common equity (“TCE”) and TCE ratio. The table below provides the details of the calculation of our regulatory capital and non-GAAP capital measures. While our non-GAAP capital measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly titled measures reported by other companies.

	2012	2012	2012	2011	2011
(Dollars in millions)(unaudited)	Q3	Q2	Q1	Q4	Q3
Average Equity to Non-GAAP Average Tangible Common Equity
Average total stockholders’ equity	$38,535	$37,533	$32,982	$29,698	$29,316
Less: Average intangible assets (1)	(16,408)	(15,689)	(13,931)	(13,935)	(13,990)

Average tangible common equity	$22,127	$21,844	$19,051	$15,763	$15,326

Stockholders’ Equity to Non-GAAP Tangible Common Equity
Total stockholders’ equity	$39,672	$37,192	$36,950	$29,666	$29,378
Less: Intangible assets (1)	(16,323)	(16,477)	(14,110)	(13,908)	(13,953)

Tangible common equity	$23,349	$20,715	$22,840	$15,758	$15,425

Total Assets to Tangible Assets
Total assets	$301,989	$296,572	$294,481	$206,019	$200,148
Less: Assets from discontinued operations	(309)	(310)	(304)	(305)	(304)

Total assets from continuing operations	301,680	296,262	294,177	205,714	199,844
Less: Intangible assets (1)	(16,323)	(16,477)	(14,110)	(13,908)	(13,953)

Tangible assets	$285,357	$279,785	$280,067	$191,806	$185,891

Non-GAAP TCE Ratio
Tangible common equity	$23,349	$20,715	$22,840	$15,758	$15,425
Tangible assets	285,357	279,785	280,067	191,806	185,891
TCE ratio (2)	8.2%	7.4%	8.2%	8.2%	8.3%
Regulatory Capital Ratios (3)
Total stockholders’ equity	$39,672	$37,192	$36,950	$29,666	$29,378
Less: Net unrealized (gains) losses on AFS securities recorded in AOCI (4)	(752)	(422)	(327)	(289)	(401)
Net (gains) losses on cash flow hedges recorded in AOCI (4)	(6)	34	70	71	54
Disallowed goodwill and other intangible assets	(14,497)	(14,563)	(14,057)	(13,855)	(13,898)
Disallowed deferred tax assets	(221)	(758)	(902)	(534)	(227)
Noncumulative perpetual preferred stock (5)	(853)	—	—	—	—
Other	(12)	(12)	(3)	(2)	(2)

Tier 1 common capital	23,331	21,471	21,731	15,057	14,904
Plus: Noncumulative perpetual preferred stock (5)	853	—	—	—	—
Tier 1 restricted core capital items (6)	3,636	3,636	3,636	3,635	3,636

Tier 1 capital	27,820	25,107	25,367	18,692	18,540

Plus: Long-term debt qualifying as Tier 2 capital	2,119	2,318	2,438	2,438	2,438
Qualifying allowance for loan and lease losses	2,767	2,740	2,314	1,979	1,896
Other Tier 2 components	17	15	17	23	24

Tier 2 capital	4,903	5,073	4,769	4,440	4,358

Total risk-based capital (7)	$32,723	$30,180	$30,136	$23,132	$22,898

Risk-weighted assets (8)	$218,369	$216,341	$182,704	$155,657	$149,028

Tier 1 common ratio (9)	10.7%	9.9%	11.9%	9.7%	10.0%
Tier 1 risk-based capital ratio (10)	12.7	11.6	13.9	12.0	12.4
Total risk-based capital ratio (11)	15.0	14.0	16.5	14.9	15.4

(1)	Includes impact from related deferred taxes.
(2)	Calculated based on tangible common equity divided by tangible assets.
(3)	Regulatory capital ratios as of the end of Q3 2012 are preliminary and therefore subject to change.
(4)	Amounts presented are net of tax.
(5)	Noncumulative perpetual preferred stock qualifies for Tier 1 capital; however, it is not includable in Tier 1 common capital.
(6)	Consists primarily of trust preferred securities.
(7)	Total risk-based capital equals the sum of Tier 1 capital and Tier 2 capital.
(8)	Calculated based on prescribed regulatory guidelines.
(9)	Tier 1 common ratio is a regulatory measure calculated based on Tier 1 common capital divided by risk-weighted assets.
(10)	Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighed assets.
(11)	Total risk-based capital ratio is a regulatory capital measure calculated based on total risk-based capital divided by risk-weighed assets.